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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO.1
                                       TO
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)    November 20, 1997
                                                 ------------------------------


                             U.S. Technologies Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                                 0-15960                73-1284747
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)


3901 Roswell Road, Suite 300, Marietta, Georgia                          30062
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code       (770) 565-4311
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                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 20, 1997, U.S. Technologies Inc. (the "Company") dismissed its independent auditors, Brown, Graham & Company, P.C. ("Brown, Graham & Company"), and on the same date engaged the firm of BDO Seidman LLP ("BDO Seidman") as its independent auditors for the fiscal year ending December 31, 1997. Each of these actions was approved by the Board of Directors of the Company.

         The report of Brown, Graham & Company on the financial statements of the Company for the fiscal years ended December 31, 1996 and 1995 did not contain any adverse opinion or a disclaimer of opinion, nor was qualified as to audit scope or accounting principles. Brown, Graham & Company did conclude that a going concern uncertainty did exist and included an explanatory paragraph in their report that there was "substantial doubt about the Company's ability to continue as a going concern."

         In connection with the audit of the fiscal years ended December 31, 1996 and 1995 and for the unaudited interim period through November 20, 1997, there were no disagreements with Brown, Graham & Company on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of Brown, Graham & Company, would have caused it to make reference to the subject matter of the disagreement in its report. Further, during the fiscal years ended December 31, 1996 and 1995, neither the Company nor any of its representatives sought the advice of BDO Seidman regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

         In connection with the audit of the fiscal years ended December 31, 1996 and 1995 and the unaudited interim period through November 20, 1997, Brown, Graham & Company did not advise the Company that (i) the internal controls necessary for the Company to develop reliable financial statements did not exist; (ii) that information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management; (iii) that there existed a need to expand significantly the scope of its audit, or that information had come to Brown, Graham & Company's attention during the fiscal periods, that if further investigated may (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or
(b) cause Brown, Graham & Company to be unwilling to rely on management's representations or be associated with the Company's financial statements, and due to Brown, Graham & Company's dismissal did not so expand the scope of its audit or conduct such further investigation; or (iv) that information had come to Brown, Graham & Company's attention that it concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Brown, Graham

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& Company's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to Brown, Graham & Company's dismissal, the issue has not been resolved to Brown, Graham & Company's satisfaction prior to its dismissal.

         The Company has requested that Brown, Graham & Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Brown, Graham & Company's letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Form 8-K/A.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Exhibits:

         16.1     Letter re: Change in Certifying Accountant.
























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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    U.S. Technologies Inc.



                                    By: /s/ Kenneth H. Smith
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                                        Kenneth H. Smith, President and Chief
                                        Executive Officer

Dated:   December 2, 1997
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                                  EXHIBIT INDEX


Exhibit
Number                     Description of Exhibit
------                     ----------------------

16.1              Letter re: Change in Certifying
                  Accountant.